Exhibit 10.1

                                    AMENDMENT
                                       TO
               SHARE EXCHANGE AGREEMENT AND PLAN OF REORGANIZATION

         DATED:   May 9, 2006

         BETWEEN: Pacel Corp, a Nevada corporation ("Pacel")

         AND: Antoinette Peterson, owner of all of the issued and outstanding shares of common stock of United Personnel Services, Inc., a Maine corporation, and World Wide Personnel Services of Maine, Inc., a Maine corporation ("Peterson")

         WHEREAS, Pacel and Peterson entered into Share Exchange Agreements and Plans of Reorganization dated March 7, 2006 and March 23, 2006, respectively ( "Agreements");

         WHEREAS, Pacel and Peterson desire to amend the Agreements to provide for an amendment to the Certificates of Designation for the Series C Convertible Preferred Stock to be issued by Pacel to Peterson, which Certificates of Designation were attached as Exhibits A to the Agreements.

         NOW, THEREFORE, it is agreed as follows:

         1. AMENDED CERTIFICATE OF DESIGNATION. The Certificates of Designation are hereby amended to read in their entirety as provided in the attached Exhibit A, which is incorporated by this reference.

         2. INTENT OF AMENDMENT. Pacel and Peterson intend by the execution of this Amendment to qualify the Agreements as plans of reorganization within the meaning of Section 368 (b) of the Internal Revenue Code of 1986, as amended.

         3. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Amendment on the dates indicated below.

PACEL CORP.

By: /s/ GARY MUSSELMAN                                       Date: May 9, 2006.
   ---------------------
Name: Gary Musselman
Title: President


ANTOINETTE PETERSON, AS HOLDER OF 100% OF
THE ISSUED AND OUTSTANDING COMMON STOCK OF UNITED
PERSONNEL SERVICES, INC. AND 100% OF THE ISSUED AND OUTSTANDING
COMMON STOCK OF WORLD WIDE PERSONNEL SERVICES OF MAINE, INC.


/s/ ANTOINETTE PETERSON
-------------------------
Antoinette Peterson                                          Date: May 9, 2006